Related Party Transactions	12 Months Ended
Dec. 31, 2014
Related Party Transactions [Abstract]
Related Party Transactions

18) Related Party Transactions

(a) Related Parties

Historically, the Combined Entity operated as an integrated part of KNOT. KNOT is owned 50% by TSSI and 50% by Nippon Yusen Kaisha (“NYK”). TSSI also controls 99% of KOAS, which subcontracts services from Knutsen OAS Management AS, which served as the vessel management companies for KNOT and its subsidiaries until June 30, 2012. As of July 1, 2012, KNOT Management, a 100% owned subsidiary of KNOT, assumed responsibility for the commercial and technical management of the Vessels.

The Partnership has been charged by KNOT, KOAS and TSSI for commercial services related to the charters, technical and operational support related to the operation of the Vessels, certain administrative costs and finance fees. Consequently, for the periods prior to April 16, 2013, for the purpose of the consolidated and combined carve-out statements of operations, these costs and fees include allocations as described above and in Note 2(a)—Summary of Significant Accounting Policies—Basis of Preparation.

On February 18, 2013, the Partnership terminated the Commercial Management Agreements that existed between KNOT Management and the owners of the Windsor Knutsen and the Bodil Knutsen, and on March 20, 2013, the Partnership terminated the Commercial Management Agreements that existed between KNOT Management and the owner of the Fortaleza Knutsen and the Recife Knutsen. In consideration for the termination of the Commercial Management Agreements a cancellation fee was paid for each Vessel equal to the remuneration to be paid in accordance with the applicable Commercial Management Agreement until the expiration of the time charter or bareboat charter for each Vessel. The cancellation fees have been charged to the consolidated and combined carve-out statement of operations as described in Note 2(a) —Summary of Significant Accounting Policies—Basis of Preparation. On February 18, 2013, the existing technical management agreements were amended. These agreements govern the crew, technical and commercial management of the Vessels. The Windsor Knutsen and the Bodil Knutsen, which operate under time charters, are subject to amended technical management agreements pursuant to which certain crew, technical and commercial management services are provided by KNOT Management. Under these amended technical management agreements, the Partnership’s subsidiaries pay fees to and reimburse the costs and expenses of KNOT Management. The Fortaleza Knutsen and the Recife Knutsen operate under bareboat charters and, as a result, the customer is responsible for providing the crew, technical and commercial management of the vessel. Although the Dan Cisne also operates under a bareboat charter, KNOT Shuttle Tankers 20 AS has entered into a commercial management agreement with KNOT Management Denmark AS, a 100% owned subsidiary of KNOT, pursuant to which KNOT Management Denmark will provide certain commercial management services.

On March 25, 2013, the Partnership entered into an administrative services agreement with KNOT UK, pursuant to which KNOT UK provides administrative services, and KNOT UK is permitted to subcontract certain of the administrative services provided under the administrative services agreement to KOAS UK and KOAS. Certain of the services intended to be provided to the Partnership by KOAS have been performed by KNOT under the same terms as the services provided to the Partnership by KOAS.

The amounts of such costs and expenses included in the consolidated and combined carve-out statements of operations for the years ended December 31, 2014, 2013 and 2012 are as follows:

	Year Ended December 31,
(U.S. Dollars in thousands)	2014	2013	2012
Statements of operations:
Time charter and bareboat revenues:
Charter revenues from KNOT (1)	$8,881	$—	$—
Commercial commission fee from KNOT to Vessels (2)	—	(95)	(775)
Cancellation fee from KNOT to Vessels (3)	—	(3,448)	—
Operating expenses:
Technical and operational management fee from KOAS to Vessels (4)	—	—	436
Technical and operational management fee from KNOT to Vessels (4)	1,764	1,073	426
General and administrative expenses:
Administration fee from KNOT (5)	741	510	359
Administration fee from KOAS (5)	425	392	—
Administration fee from KOAS UK (5)	151	112	—
Accounting service fee from KNOT (6)	25	27	17
IPO administration cost from KNOT (7)	—	454	877
Finance income (expense):
Financing service fee from KNOT to Vessels (8)	(50)	—	(3)
Interest expense charged from KNOT (9) and (10)	(277)	(336)	(1,654)
Interest income charged to TSSI (9)	—	10	—
Guarantee commission from TSSI to Vessels (11)	—	(210)	(818)
Guarantee commission from KNOT to Vessels (11)	—	(424)	(1,388

Total income (expenses)	$5,448	$(7,071)	$(6,753)

(1)	Charter revenue from KNOT: Pursuant to the Omnibus Agreement, KNOT agreed to guarantee the payments of the hire rate under the existing charters of each of the Bodil Knutsen and the Windsor Knutsen for a period of five years from the closing date of the IPO. BG Group, the charterer of the Windsor Knutsen, did not exercise its option to extend the Windsor Knutsen time charter after the expiration of its initial term, and on July 29, 2014 KNOT and the Partnership entered into a time charter for the vessel at a rate of hire that would have been in effect during the option period under the previous BG Group time charter. See Note 18(b)—Related Party Transactions—Guarantees and Indemnifications.
(2)	Commercial commission fee from KNOT to Vessels: KNOT provides commercial services related to negotiating and maintaining the charters. KNOT invoices a fixed percentage of revenue as a commercial commission fee for these services.
(3)	Cancellation fee from KNOT to Vessels: In consideration for the termination of the Commercial Management Agreement, a cancellation fee was paid for each Vessel equal to the remuneration to be paid in accordance with the Commercial Management Agreement until the expiration of the time charter for each Vessel. As the cancellation fee relates to the commercial commission fee, it has been presented as part of operating income, consistent with the presentation of commissions.
(4)	Technical and operational management fee from KOAS and KNOT to Vessels: KOAS and KNOT provide technical and operational management of the vessels on time charter including crewing, purchasing, maintenance and other operational, bookkeeping and administrative support. For bareboat charters, KOAS provides bookkeeping and administrative support. KOAS invoices a fixed amount per day per vessel based upon providing either time charter or bareboat charter services. In addition, there is also a charge for 24-hour emergency response services provided by KOAS for all vessels managed by KOAS and KNOT. The direct cost for the response services has been allocated to all vessels without a mark-up based upon the number of vessels managed by KOAS and KNOT.
(5)	Administration fee from KNOT, KOAS and KOAS UK: Administration costs include the compensation and benefits of KNOT management and administrative staff as well as other general and administration expenses. Net administration costs are total administration cost plus a 5% margin, reduced for the total fees for services delivered by the administration staffs (the accounting service fees (see (6) below), the financing service fees (see (8) below) and the estimated shareholder costs for KNOT that have not been allocated. As such, the level of net administration costs as a basis for the allocation can vary from year to year based on the administration and financing services offered by KNOT to all the vessels in its fleet each year.
(6)	Accounting service fee from KNOT: KNOT invoiced each subsidiary a fixed fee for the preparation of the statutory financial statements (including Knutsen Shuttle Tankers XII KS, which owns the Recife Knutsen and the Fortaleza Knutsen and Knutsen Shuttle Tankers XII AS). Such charges were allocated to the Bodil Knutsen and the Windsor Knutsen based on the number of vessels in the legal entity until the Bodil Knutsen and the Windsor Knutsen were sold to KNOT Shuttle Tankers 17 AS and KNOT Shuttle Tankers 18 AS as part of the reorganization prior to the IPO.
(7)	IPO administration cost from KNOT: In connection with the preparation of the financial statements and the Form F-1, KNOT has invoiced the actual costs for internal resources, including salaries and administration cost, plus a 5% margin. Since the costs were not incremental cost directly attributable to the IPO, they were expensed as incurred.
(8)	Financing service fee from KNOT to Vessels: KNOT invoiced each vessel for a fixed percentage of the principal of any new loan facilities for vessel financing as compensation for the time and costs of loan negotiations with external banks.
(9)	Interest expense charged from, interest income charged to KNOT/TSSI: KNOT/TSSI invoiced interest (expense) income for any outstanding payables to (receivable from) owners and affiliates to the vessel-owning subsidiaries (including Knutsen Shuttle Tankers XII KS, which owns the Recife Knutsen and the Fortaleza Knutsen and Knutsen Shuttle Tankers XII AS). Since payables to (receivables from) owners and affiliates are not tracked by vessel, balances based upon payments by owners to the shipyard have been allocated to the Bodil Knutsen and the Windsor Knutsen (see Note 2(a)—Summary of Significant Accounting Policies—Basis of Preparation for a description of the allocation principles applied. Interest expense has been allocated based upon the allocated payables to owners and affiliates and the historical interest rates charged.
(10)	Interest expense to KNOT on Sellers’ Credit: As part of the financing of the purchase of the Carmen Knutsen on August 1, 2013, and the purchase of the Dan Cisne on December 15, 2014, KNOT provided a seller’s credit to KNOT Shuttle Tankers AS in form of loans. Each such loan bears interest at a rate equal to LIBOR plus a fixed margin of 4.5% (see Note 16—Long-term Debt).
(11)	Guarantee commission from TSSI/KNOT to Vessels: TSSI and KNOT were guarantors for the Combined Entity’s loan facilities (see Note 16—Long-term Debt and Note 18(b)—Related Party Transactions—Guarantees and Indemnifications). TSSI and KNOT invoiced an annual commission to each of the Vessels as a fixed percentage of the outstanding balance as compensation for the guarantee.

(b) Guarantees and Indemnifications

Pursuant to the Omnibus Agreement, KNOT agreed to guarantee the payments of the hire rate under the existing charters of each of the Bodil Knutsen and the Windsor Knutsen for a period of five years from the closing date of the IPO. The Partnership will not incur any guarantee commissions in the future relating to such guarantees.

The Partnership was notified that BG Group will not exercise its option to extend the Windsor Knutsen time charter after the expiration of its initial term. The vessel was re-delivered on July 28, 2014. In order to comply with its obligations under the Omnibus Agreement, on July 29, 2014 KNOT and the Partnership entered into a time charter for the vessel at a rate of hire that would have been in effect during the option period under the previous BG Group time charter. This charter will be effective until the new BG Group time charter described below commences in the fourth quarter of 2015.

In June 2014, the Partnership entered into a new time charter with a subsidiary of the BG Group for the Windsor Knutsen. The hire rate for the initial term of the new charter is in line with the rate in the previous charter. The new charter has an initial term of two years. BG Group has options to extend the term of the new charter for three additional one-year periods. The new charter will commence in the fourth quarter of 2015.

Prior to the IPO, the Partnership entered into amended financing agreements with various lenders. The majority of the Partnership’s original external vessel financing agreements have been guaranteed by either KNOT or TSSI for which a guarantee commission was paid. Following the completion of the IPO and the amendments to the vessel financing agreements, the Partnership guaranteed the obligations of the Partnership’s subsidiaries directly under the vessel financing agreements. Therefore, after the IPO, the Partnership did not incur any guarantee commissions to KNOT and TSSI.

Under the Omnibus Agreement, KNOT has agreed to indemnify the Partnership until April 15, 2018, against certain environmental and toxic tort liabilities with respect to certain assets that KNOT contributed or sold to the Partnership to the extent arising prior to the time they were contributed or sold. However, claims are subject to a deductible of $0.5 million and an aggregate cap of $5 million.

In addition, pursuant to the Omnibus Agreement, KNOT agreed to indemnify the Partnership for any defects in title to certain assets contributed or sold to the Partnership and any failure to obtain, prior to April 15, 2013, certain consents and permits necessary to conduct the Partnership’s business, which liabilities arise within three years after the closing of the IPO on April 15, 2013.

(c) Transactions with Management and Directors

Trygve Seglem, the President and CEO of KNOT, controls Seglem Holding AS, which has a 100% equity interest in TSSI, which controls KOAS. TSSI owns 50% in KNOT. Trygve Seglem owns 70% of the equity interests in Seglem Holding AS, and each of his daughters, Synnøve Seglem and Jorunn Seglem, owns 15% of the equity interests in Seglem Holding AS.

NYK, which own 50% of KNOT, has management and administrative personnel on secondment to KNOT.

See footnotes (5), (6), (7) and (8) to Note 18(a)—Related Party Transactions—Related Parties for a discussion of the allocation principles for KNOT’s administrative costs, including management and administrative staff, included in the consolidated and combined carve-out statements of operations.

In connection with the IPO, KNOT UK entered into an employment agreement with Arild Vik dated March 28, 2013 and effective on April 28, 2013. Pursuant to the employment agreement, Mr. Vik serves as KNOT UK’s Chief Executive Officer and Chief Financial Officer and is based in London. His annualized base salary is 200,000 British Pounds. In addition, the employment agreement also provides for a discretionary annual bonus (as determined by the board of directors of KNOT UK), the reimbursement of relocation expenses to the United Kingdom (up to a maximum of 30,000 British Pounds), payment by KNOT UK of housing costs in London, participation in other employment benefits in which other senior executives of KNOT UK participate, 60 working days of paid vacation per year (plus public holidays) and up to 13 weeks of paid sick leave per year. Mr. Vik’s employment may be terminated on 6 months’ prior written notice by either Mr. Vik or KNOT UK. In addition, Mr. Vik’s employment agreement provides KNOT UK with the option to make a payment in lieu of notice or to place Mr. Vik on garden leave during his notice period. KNOT UK may also terminate the employment agreement with immediate effect upon certain specified “cause” events. The employment agreement includes post-termination restrictive covenants prohibiting Mr. Vik from competing or soliciting customers or employees for a period of 12 months after the termination of his employment. For the year ended December 31, 2014, Mr. Vik received $329,842 in total compensation. In addition, an accrual of $47,000 for 2014 has been made to cover insurance and pension expenses for Mr. Vik. On February 2, 2015, Mr. Vik announced he would resign as the Partnership’s and KNOT UK’s Chief Executive Officer and Chief Financial Officer effective as of July 30, 2015.

Directors each receive a director fee of $40,000 per year. Members of the audit and conflicts committees each receive a committee fee of $5,000 per year.

(d) Amounts Due from (to) Related Parties

Balances with related parties consisted of the following:

(U.S. Dollars in thousands)	At December 31, 2014	At December 31, 2013
Balance Sheets:
Trading balances due from KOAS	$77	$27
Trading balances due from KNOT and affiliates	53	50

Amount due from related parties	$130	$77

Trading balances due to KOAS	$423	$141
Trading balances due to KNOT and affiliates	205	22

Amount due to related parties	$628	$163

Amounts due from (to) related parties are unsecured and intended to be settled in the ordinary course of business. They primarily relate to vessel management and other fees due to KNOT and KOAS.

(e) Trade accounts payables

Trade accounts payables to related parties are included in total trade accounts payables in the balance sheet. The balances to related parties consisted of the following:

(U.S. Dollars in thousands)	At December 31, 2014	At December 31, 2013
Balance Sheets:
Trading balances due to KOAS	$792	$498
Trading balances due to KNOT and affiliates	241	271

Trade accounts payables to related parties	$1,033	$769

(f) Acquisitions from KNOT

On August 1, 2013, the Partnership acquired KNOT’s 100% interest in Knutsen Shuttle Tankers 13 AS, the company that owns and operates the Carmen Knutsen. As part of the financing for the acquisition, KNOT provided a Sellers’s credit in the form of a $10.5 million loan to KNOT Shuttle Tankers AS. The Sellers’s Loan, including accrued interest, was paid in full in June 2014. See Note 16—Long-Term Debt. This acquisition was accounted for as an acquisition of a business.

On June 30, 2014, the Partnership acquired KNOT’s 100% interests in Knutsen Shuttle Tankers 14 AS, the company that owns and operates the Hilda Knutsen, and Knutsen Shuttle Tankers 15 AS, the company that owns and operates the Torill Knutsen. These acquisitions were accounted for as acquisitions of businesses.

On December 15, 2014, the Partnership acquired KNOT’s 100% interest in KNOT Shuttle Tankers 20 AS, the company that owns and operates the Dan Cisne. As part of financing for the purchase of the Dan Cisne, KNOT provided the $12.0 million Dan Cisne Seller’s Credit. The Dan Cisne Seller’s Credit is non-amortizing, matures in December 2019 or such other date as the parties agree and bears interest at LIBOR plus a fixed margin of 4.5%. Additionally, the Dan Cisne Seller’s Credit is guaranteed by the Partnership, constitutes a senior debt obligation of the KNOT Shuttle Tankers AS and has priority over any shareholder loans or equity provided to KNOT Shuttle Tankers AS by its owner. The Dan Cisne Seller’s Credit contains customary provisions in the case of non-payment or bankruptcy proceedings and carries a default interest of LIBOR plus a fixed margin of 8%. Accrued interests shall accumulate at the end of each consecutive six-month period and be capitalized on the loan; See Note 16—Long-Term Debt. This acquisition was accounted for as an acquisition of a business.

The board of directors of the Partnership (the “Board”) and the conflicts committee of the Board (the “Conflicts Committee”) approved the purchase price for each transaction described above. The Conflicts Committee retained a financial advisor to assist with its evaluation of each of the transactions. See Note—22 Business Acquisitions.

The subsidiaries that own the Carmen Knutsen, the Hilda Knutsen and the Torill Knutsen have entered into technical management agreements which are similar to those entered into by the subsidiaries that own the Partnership’s other vessels under time charters. The subsidiary that owns the Dan Cisne has entered into a commercial management agreement with KNOT Management Denmark AS, a 100% owned subsidiary of KNOT.